EXHIBIT 10.1

Issuing Office:
Australia and New Zealand Banking Group Limited
Level 11, 20 Martin Place
Sydney NSW 2000
Phone: +61 2 9226 4552
Fax: +61 2 9226 4553
Mitchell.White@anz.com
www.anz.com

13 November 2012

The Directors
Royal Wolf Trading Australia Pty Ltd
Suite 202, Level 2
22-28 Edgeworth David Avenue
Hornsby NSW 2077

Dear Sirs,

Variation Letter – Royal Wolf Trading Australia Pty Ltd ACN 069 244 417

We set out the proposed changes to your financial arrangements with us on the terms of this letter.

The Facilities are offered on the terms set out in:

•	this letter;

•	each existing Letter of Offer;

•	the ANZ Standard Terms (First Edition 2011) (Standard Terms) as last provided;

•	the Specific Terms for the Cash Advance Facility as enclosed;

•	unless otherwise enclosed, any Specific Terms for the Facilities as last provided,

which, together, comprise the offer.

Certain terms used in this letter are defined in this letter and the Standard Terms.

Amendments

The Letter of Offer is varied by:

1.	(Part 2 (Facilities))

(a)	inserting the following Facility schedules under Part 2 (Facilities).

FACILITY	CASH ADVANCE FACILITY (1)
Borrower:	Royal Wolf Trading Australia Pty Ltd ACN 069 244 417
Facility Limit:	AUD15,000,000
Termination Date:	14 November 2014.
Purpose:	To assist with future growth capital expenditure for the business.
Repayment:	The Facility Amount Owing is payable on the Termination Date. Interest is payable throughout the term.

Interest rate:	BBR (for the relevant Interest Period) plus a margin of 0.35% pa.
Fees:
Loan administration charge:

A loan administration charge of AUD195 per drawing is payable quarterly on the last Business Day of January, April, July and October (each a “Payment Date” for the purposes of this charge).

The charge is payable on each drawing which is outstanding under the Facility on a Payment Date without reference to the number of days in which each relevant drawing was drawn in the quarter.

Line fee:

    A line fee of 1.50% pa of the Facility Limit is payable quarterly in advance, commencing on the date on which the Facility is first accepted. If the Facility Limit is reduced or cancelled in the quarter the fee is not refundable.

Specific Terms:	Specific Terms for the Facility are enclosed and apply.

FACILITY	CASH ADVANCE FACILITY (2)
Borrower:	Royal Wolf Trading Australia Pty Ltd ACN 069 244 417
Facility Limit:	AUD71,000,000
Termination Date:	30 June 2014.
Purpose:	To assist with fluctuating container purchase facility.
Repayment:	The Facility Amount Owing is payable on the Termination Date. Interest is payable throughout the term.
Interest rate:	BBR (for the relevant Interest Period) plus a margin of 0.55% pa.
Fees:
Loan administration charge:

A loan administration charge of AUD195 per drawing is payable quarterly on the last Business Day of January, April, July and October (each a “Payment Date” for the purposes of this charge).

The charge is payable on each drawing which is outstanding under the Facility on a Payment Date without reference to the number of days in which each relevant drawing was drawn in the quarter.

Line fee:

    A line fee of 1.50% pa of the Facility Limit is payable quarterly in advance, commencing on the date on which the Facility is first accepted. If the Facility Limit is reduced or cancelled in the quarter the fee is not refundable.

Specific Terms:	Specific Terms for the Facility are enclosed and apply.

(b)	deleting the Facility schedule for the Multi Option Facility (2) made available to Royal Wolf Trading Australia Pty Ltd ACN 069 244 417 where it appears under Part 2 (Facilities).

2.	(Total Facility Limits under Summary of Facilities) deleting “113,000,000” where it appears as the Total Facility Limits under Summary of Facilities and replacing it with “104,000,000”.

3.	(Facility and Facility Limit under Summary of Facilities)

(a)
inserting “Cash Advance Facility (1)” and its corresponding Facility Limit of “15,000,000” under the Facilities made available to Royal Wolf Trading Australia Pty Ltd ACN 069 244 417 under Summary of Facilities.

(b)
inserting “Cash Advance Facility (2)” and its corresponding Facility Limit of “71,000,000” under the Facilities made available to Royal Wolf Trading Australia Pty Ltd ACN 069 244 417 under Summary of Facilities.

(c)
deleting “Multi Option Facility (2)” and its corresponding Facility Limit of “95,000,000” where it appears under the Facilities made available to Wolf Trading Australia Pty Ltd ACN 069 244 417 under Summary of Facilities.

4.	(Part 4 (Security) – Security held) deleting the following Security where it appears under the heading "Security held" under Part 4 (Security).

Security held
(a)	Cross Guarantee and Indemnity dated 30 May 2011 between:
	-	Royal Wolf Holdings Limited ACN 121 226 793
	-	Royal Wolf Trading Australia Pty Ltd ACN 069 244 417
	-	Royalwolf NZ Acquisition Co. Limited Company Number 2115393
	-	Royalwolf Trading New Zealand Limited Company Number 1062072

5.	(Part 4 (Security) – Security to be released) inserting the following at the end of Part 4 (Security).

Security to be released
(a)	Cross Guarantee and Indemnity dated 30 May 2011 between:
	-	Royal Wolf Holdings Limited ACN 121 226 793
	-	Royal Wolf Trading Australia Pty Ltd ACN 069 244 417
	-	Royalwolf NZ Acquisition Co. Limited Company Number 2115393
	-	Royalwolf Trading New Zealand Limited Company Number 1062072

6.	(Part 4 (Security) – Security to be taken) inserting the following under Part 4 (Security).

Security to be taken
(a)	Corporate Guarantee and Indemnity between:
	-	Royal Wolf Est Pty Ltd ACN 079 735 050
	-	Royal Wolf Holdings Limited ACN 121 226 793
	-	Royal Wolf Trading Australia Pty Ltd ACN 069 244 417
	-	Royalwolf NZ Acquisition Co. Limited Company Number 2115393
	-	Royalwolf Trading New Zealand Limited Company Number 1062072
in favour of ANZ Bank New Zealand Limited and ANZ.

7.	(Clause 6.2 (Financial covenants))

(a)	deleting clause 6.2(a)(i)(Debt to EBITDA Ratio) and replacing it with the financial covenant below.

(i)
(Debt to EBITDA Ratio) the Debt to EBITDA Ratio of the Testing Entities for any Relevant Period ending within a period set out in column 1 below must not exceed the corresponding ratio set out in column 2 below:

Column 1	Column 2
Period	Ratio
1 October 2012 to 30 December 2012	3.00 : 1
Commencing 1 January 2013 and thereafter	2.75 : 1

Conditions precedent

ANZ's obligation to provide any drawing under, or make available, a Facility is conditional on the conditions precedent in clause 2 (Conditions Precedent) of the Standard Terms and (unless stated otherwise) the conditions precedent in any existing Letter of Offer being met and each of the documents set out below being received by ANZ, in form and substance satisfactory to ANZ.

(a)
(Certificate of value and location of assets) If the Borrower has indicated on the acceptance page of this letter that a Security Provider has some but not all assets located in New South Wales over which the Security Provider has provided or will provide security to ANZ, a certificate in the form provided by ANZ signed by a representative of the Borrower which sets out the location and value of assets of those Security Providers.

(b)
(Loan Approval Fee) If it has not already done so, the Borrower must pay ANZ a loan approval fee of AUD75,000 on the Acceptance Date. ANZ may debit this fee to any account of the Borrower with ANZ at or after that time.

Facility Document

ANZ and the Borrower agree that this letter constitutes a Facility Document for the purpose of the Letter of Offer.

Except as expressly provided in this letter, all other provisions of the Letter of Offer shall remain in full force and effect and binding on the parties.

Acceptance

This offer is available for acceptance until close of business on 13 December 2012, unless extended by us in writing.

Unless you accept our offer within the offer period, the existing terms for the Facilities continue.

To accept our offer, please sign and date the enclosed copy of the Variation Letter on the acceptance page, and return it to me at this office together with the following completed documents:
☐	Security Provider acknowledgement page of this Variation Letter dated and signed by each Security Provider
☐
If you have indicated on the acceptance page of this letter that a Security Provider has some but not all assets located in New South Wales over which the Security Provider has provided or will provide security to ANZ, a Certificate of Value and Location of Assets

Once accepted, this letter varies each existing Letter of Offer and together they set out the terms of your financial arrangements with us.  To the extent that this letter is inconsistent with any existing Letter of Offer, this letter prevails.

We may withdraw our offer at any time before you accept it if we become aware of anything which, in our opinion, adversely alters the basis on which we made our offer.

We have included the following documents to be completed and returned to us when required under the Letter of Offer:

•	Compliance Certificate
•	Notice in accordance with the Specific Terms for the Cash Advance Facility

As your dedicated relationship banker we are committed to working with you to assist your business in achieving its goals and we look forward to continuing our strong relationship with you.  Please feel free to call us with any queries in relation to this letter or any other products or services that we may provide.

Yours faithfully,

/s/ Mitchell White
Mitchell White Relationship Manager

BORROWER ACCEPTANCE

Acceptance of Variation Letter dated 13 November 2012

1.	The Borrower accepts ANZ's offer to provide the Facilities on the terms detailed in this letter and acknowledges receipt of the Standard Terms and any applicable Specific Terms.

2.
If the Borrower has given or will give any Security to ANZ, the Borrower acknowledges and agrees that those Securities secure all present and future obligations of the Borrower to ANZ, including obligations in respect of the Facilities and any Uncommitted Markets Facility, subject to any limitations (if any) on the Security Provider's liability under the terms of any such Security.

3.
In relation to the Authorised Representatives for the Borrower, the Borrower certifies that there has been no change to the Authorised Representatives as disclosed to ANZ in the last Authorised Representative Certificate provided to ANZ.

4.	Do the Security Providers have assets (eg. debtors, plant, land, inventory, goodwill and loans) located in New South Wales over which the Security Providers have or will provide security to ANZ?

☐ Yes, all assets are located in New South Wales

☒ Yes, some assets are located in New South Wales

☐ No, no assets are located in New South Wales

(Please indicate by marking one box)

Dated                      26/11/2012________________

EXECUTED by Royal Wolf Trading Australia Pty Ltd:
/s/ Robert Allan	/s/ Greg Baker
Signature of director	Signature of director/secretary
R. Allan	G. Baker
Name	Name

SECURITY PROVIDER ACKNOWLEDGEMENT

Acknowledgement to Variation Letter dated 13 November 2012 (Variation Letter)

Corporate Security Provider Acknowledgement

1.
Each of the following Security Providers acknowledges and agrees that the Securities given, or to be given by it, secure its guarantee of all present and future obligations of the Borrower to ANZ, including obligations in respect of the Facilities and any Uncommitted Markets Facility, subject to any limitations (if any) on the Security Provider's liability under the terms of any such Security.

2.
By providing this Acknowledgement, each Security Provider agrees to be bound by the obligations of the Security Provider as set out in the Variation Letter and the Standard Terms (which it acknowledges it has received) and acknowledges that the privacy disclosures made in clause 24 (Privacy) of the Standard Terms apply to it.

Dated                      26/11/2012______________

EXECUTED by Royal Wolf Est Pty Ltd:
/s/ Robert Allan	/s/ Greg Baker
Signature of director	Signature of director/secretary
R. Allan	G. Baker
Name	Name

EXECUTED by Royal Wolf Holdings Limited
/s/ Robert Allan	/s/ Greg Baker
Signature of director	Signature of director/secretary
R. Allan	G. Baker
Name	Name

EXECUTED by Royalwolf NZ Acquistion Co. Limited:
/s/ Robert Allan	/s/ Greg Baker
Signature of director	Signature of director/secretary
R. Allan	G. Baker
Name	Name

EXECUTED by Royalwolf Trading New Zealand Limited:
/s/ Robert Allan	/s/ Greg Baker
Signature of director	Signature of director/secretary
R. Allan	G. Baker
Name	Name

CERTIFICATE OF VALUE AND LOCATION OF ASSETS

To:                          Australia and New Zealand Banking Group Limited ABN 11 005 357 522 (ANZ)

Borrower:	Royal Wolf Trading Australia Pty Ltd ACN 069 244 417

Instructions:
If the Borrower has indicated that the Security Providers have some assets located in New South Wales over which the Security Providers have or will provide security to ANZ, the Borrower must complete, sign and return this form to ANZ.  This certificate will assist in calculating any stamp duty payable on the Facility Documents.

For each Security Asset listed below, please complete the corresponding columns.  If the Security Asset listed comprises all of the assets of an entity, please provide the value of all the assets of that entity (eg. debtors, plant, land, inventory, goodwill and loans – excluding intercompany loans to other entities that have all their assets included on the list).

This certificate may be signed by one Borrower or an Authorised Representative of one Borrower on behalf of each Security Provider.

Security Asset	Value of Security Asset
	In NSW	In Australia outside NSW	Outside Australia
Royal Wolf Est Pty Ltd ACN 079 735 050: All assets
Royal Wolf Holdings Limited ACN 121 226 793: All assets	62,558,000
Royal Wolf Trading Australia Pty Ltd ACN 069 244 417: All assets	AUD 86,899,990	AUD 81,473,383	AUD
Royalwolf NZ Acquisition Co. Limited Company Number 2115393: All assets	AUD	AUD	AUD
Royalwolf Trading New Zealand Limited Company Number 1062072: All assets	AUD	AUD	AUD 40,202,571
Total value	AUD 149,457,990	AUD 81,473,383	AUD 40,202,571

The value of the Security Asset is based on:

☐ an independent valuation of the Security Asset

☐ property valuations used in preparing an annual return under the Corporations Act

☐ financial reports certified by an independent auditor

☐ agreed valuations of the Security Asset for insurance purposes

(Please indicate by marking one box)

Dated                      26/11/2012_______________

EXECUTED by Royal Wolf Trading Australia Pty Ltd:
/s/ Robert Allan	/s/ Greg Baker
Signature of director	Signature of director/secretary
R. Allan	G. Baker
Name	Name

COMPLIANCE CERTIFICATE

To:	Australia and New Zealand Banking Group Limited ABN 11 005 357 522 (ANZ)
Borrower:	Royal Wolf Trading Australia Pty Ltd ACN 069 244 417
Instructions:
In line 1, paragraph 1, please insert the relevant Compliance Date.

In the Borrowing Base Declaration section in paragraph 1, please complete each table.

In the Other Declarations section in paragraph 1, please complete each table.

In the first table in the Financial Covenants Declaration section in paragraph 1, please insert the "actual value" of the financial covenant as at that Compliance Date in the relevant column for each financial covenant.  If the actual value meets the required value for that financial covenant, please insert "Yes" in the "Comply?" column.  If not, please insert "No" and complete the second table.  Please attach to the Compliance Certificate additional page(s) setting out in reasonable detail your computations as to compliance or otherwise with each financial covenant.

In the Financial Indebtedness Declaration section in paragraph 1, please insert the AUD amount of the item as at that Compliance Date in the relevant column for each item.

In paragraph 2, if there is no Default or Review Event, please delete "[except for:]" and the table.  If there is any Default or Review Event, please delete the square brackets in paragraph 2 and complete the table.

In paragraph 3, please complete and delete the square brackets as necessary.

In the signature block, please insert the full name and ACN of the Obligor which is the head company of the Borrowers.  Please have a director of that company complete and sign the Compliance Certificate.  If it is not appropriate for that director to give the Compliance Certificate in this form, please promptly notify ANZ to discuss an alternative form.

If there is not enough space for any section, please insert "see attached pages" and attach additional pages with the information.

I refer to the Letter of Offer dated 13 November 2012 between ANZ and the Borrower and others.  Unless the context otherwise requires, definitions applying in the Letter of Offer have the same meanings in this certificate.

I certify that:

1.	as at __________________:

BORROWING BASE DECLARATION IN RESPECT OF the Royal Wolf Group

Aged Debtors (from date payable)

Current	AUD
< 30 days	AUD

30 < 60 days	AUD
60 < 90 days	AUD
> 90 days	AUD
Total	AUD

Included in the above total

Value of bad/doubtful debts	AUD
Value of debtors owing from related or associated companies	AUD
Value of credit notes	AUD
Value of disputed debts and/or debtors exercising a set-off	AUD

Inventory/Stock

Raw materials	AUD
Work in progress	AUD
Finished goods	AUD
Total	AUD

Included in the above total

Value of slow moving/obsolete/damaged stock	AUD
Value of stock held under supplier retention of title agreements	AUD
Value of stock in transit	AUD

Trade payables/creditors
Current	AUD
< 30 days	AUD
30 < 60 days	AUD
60 < 90 days	AUD
> 90 days	AUD
Total	AUD

Included in the above total
Value of creditors subject to contra/mutual trading agreements	AUD
Has any major creditor stopped credit?	Yes/No

OTHER DECLARATIONS IN RESPECT OF the Royal Wolf Group

Statutory obligations to the Australian Tax Office (ATO)
including but not limited to CGT, FBT, PAYG and superannuation
Are any payments in arrears?	Yes/No
Have alternative arrangements for payment been negotiated?	Yes/No
Balance of all ATO running balance accounts (RBA)	AUD
Balance of any taxes payable which are being contested in good faith	AUD
Balance of any obligations payable under the Superannuation Guarantee Charge Act 1992 (Cth)	AUD

Statutory obligations to State or local governments
including but not limited to work cover payments, stamp duty, council rates, water rates, land tax

Are any payments in arrears?	Yes/No
Have alternative arrangements for payment been negotiated?	Yes/No
Balance of any taxes payable which are being contested in good faith	AUD
Have you lodged your annual WorkCover statement?	Yes/No

Other employee obligations

Are all employee deductions/obligations current and within normal terms (eg. novated leases, union fees etc.)?	Yes/No
Balance of any superannuation obligations yet to be remitted to nominated superannuation funds	AUD

Legal action
Has any party initiated legal action against the company/group or directors in the past 5 years (whether pre or post judgement, including disputes between directors, related parties, creditors, debtors, Government Agencies etc.)?
Yes/No

FINANCIAL COVENANT DECLARATION

Financial covenant description	Actual value	Comply?
Debt to EBITDA Ratio
EBITDA Interest Cover Ratio
Loan to Value Ratio
Dividend Payments
Drawn balance of Debtor Financing Facility

If the Borrower does not comply with a financial covenant, (A) what steps are or will be taken to remedy it and (B) when will the non-compliance be remedied?

FINANCIAL INDEBTEDNESS DECLARATION IN RESPECT OF the Royal Wolf Group

Indebtedness in respect of consideration for the acquisition of assets or services payable more than 90 days after acquisition (and, for the avoidance of doubt, this includes indebtedness owing to "Trade payables/creditors >
90 days" as set out in the Borrowing Base Declaration section in paragraph 1)
AUD
If the above value is greater than "Trade payables/creditors > 90 days" as set out in the Borrowing Base Declaration section in paragraph 1, insert a description of the transaction(s) that the difference is attributable to:

Indebtedness in respect of any derivative transaction entered into in connection with protection against or benefit from fluctuation in any rate or price	AUD

Without double counting, indebtedness in respect of any counter-indemnity obligation in respect of a guarantee, indemnity, bond, standby or documentary letter of credit or any other instrument issued by a bank, financial institution or other entity
AUD
Without double counting, guarantees of or indemnities for any type of Financial Indebtedness (as defined in clause 7.6 of the Letter of Offer) eg. a guarantee given on behalf of a third party whose borrowings is not otherwise relevant to the financial covenants in the Letter of Offer
AUD

2.	there is no Default or Review Event continuing [except for:]

Description of Default or Review Event	(A) What steps are or will be taken to remedy it and (B) when will the Default or Review Event be remedied?

3.	[the Financial Statements required under the Letter of Offer are attached to this certificate; and]

4.	the information contained in and attached to this certificate is true, correct and not misleading.

Dated                      _________________________

SIGNED by a director of

Company name and ACN

Signature of director

Name